MUNIVEST
MICHIGAN
INSURED
FUND, INC.









FUND LOGO









Annual Report

October 31, 1996




Officers and Directors
Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

NYSE Symbol
MVM



This report, including the financial information herein, is transmitted to the shareholders of MuniVest Michigan Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniVest Michigan
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

MUNIVEST MICHIGAN INSURED FUND, INC.



The Benefits and
Risks of
Leveraging

MuniVest Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Important Tax
Information
(unaudited)

All of the net investment income distributions paid by MuniVest Michigan Insured Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.





DEAR SHAREHOLDER



For the year ended October 31, 1996, the Common Stock of MuniVest Michigan Insured Fund, Inc. earned $0.768 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.63%, based on a month-end net asset value of $13.65 per share. Over the same period, the total investment return on the Fund's Common Stock was +6.32%, based on an unchanged per share asset value of $13.65, and assuming reinvestment of $0.766 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +5.65%, based on a change in per share net asset value from $13.32 to $13.65, and assuming reinvestment of $0.378 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.50%.

The Municipal Market
Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to close the six-month period ended October 31, 1996 at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields vacillating as much as 20 basis points. This ongoing volatility was in response to fluctuating evidence regarding the degree to which recent economic growth would result in any significant increase in inflationary pressures. Much of the evidence supporting stronger growth centered around the strong employment growth seen in April and June with bond yields rising in response. Other more recent economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the six-month period ended October 31, 1996, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by the US Treasury bond. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 31, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the six months ended October 31, 1996, we continued to maintain the neutral strategy we had adopted earlier this year. We preferred income-oriented issues over more interest rate-sensitive securities whenever possible. However, attractively priced, higher-couponed, tax-exempt bonds continued to be scarce, making such purchases difficult despite ongoing yield volatility. Consequently, we chose to remain essentially fully invested during the six-month period ended October 31, 1996. Until the near-term direction of tax-exempt interest rates becomes clearer, we expect to maintain the Fund's current strategy. Over the last 12 months, this strategy greatly benefited the Fund's total return.

Short-term tax-exempt interest rates traded in a narrow range, centering around 3.50% for most of the six-month period ended October 31, 1996. Concerns over interest rate tightening by the Federal Reserve Board have had little, if any, impact on short-term municipal interest rates. Consequently, the leverage of the Common Stock has continued to have a material beneficial impact on the yield paid to the Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of the leverage will decline, and the yield on the Common Stock will be reduced. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion
We appreciate your ongoing interest in MuniVest Michigan Insured
Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager






November 27, 1996





PROXY RESULTS

During the six-month period ended October 31, 1996, MuniVest
Michigan Insured Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 9, 1996. The description of each proposal and number of shares voted are as follows:

                                                                          Shares Voted        Shares Voted
                                                                              For          Without Authority
1. To elect the Fund's Board of Directors:    Edward H. Meyer              7,035,732           150,091
                                              Jack B. Sunderland           7,036,932           148,891
                                              J. Thomas Touchton           7,040,358           145,465
                                              Arthur Zeikel                7,037,281           148,542

                                                                    Shares Voted      Shares Voted      Shares Voted
                                                                        For             Against           Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                 7,043,318          44,791             97,714

During the six-month period ended October 31, 1996, MuniVest
Michigan Insured Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 6, 1996. The description of each proposal and number of shares voted are as follows:


                                                                          Shares Voted        Shares Voted
                                                                              For          Without Authority
1. To elect the Fund's Board of Directors:    Donald Cecil                   1,989                11
                                              M. Colyer Crum                 1,989                11
                                              Edward H. Meyer                1,989                11
                                              Jack B. Sunderland             1,989                11
                                              J. Thomas Touchton             1,989                11
                                              Arthur Zeikel                  1,989                11


                                                                    Shares Voted      Shares Voted      Shares Voted
                                                                        For             Against           Abstain

2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                   1,992               8                  0



Portfolio Abbreviations

To simplify the listings of MuniVest Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of some of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                    S&P      Moody's   Face                                                                       Value
STATE              Ratings   Ratings  Amount   Issue                                                            (Note 1a)
Michigan--98.7%    AAA       Aaa    $ 1,000    Belding, Michigan, Area Schools, Refunding, UT,
                                               6.05% due 5/01/2021 (c)                                          $  1,024

                   AAA       Aaa      1,000    Caledonia, Michigan, Community Schools, Refunding,
                                               UT, 6.625% due 5/01/2014 (b)                                        1,094

                   AAA       Aaa      2,500    Cedar Springs, Michigan, Public School District, UT,
                                               5.875% due 5/01/2019 (e)                                            2,521

                   AAA       Aaa      1,000    Coldwater, Michigan, Community Schools, UT, 6.30% due
                                               5/01/2023 (e)                                                       1,063

                   AAA       Aaa      1,000    Dearborn, Michigan, Sewage Disposal System Revenue Bonds,
                                               Series A, 5.125% due 4/01/2016 (e)                                    940

                                               Delta County, Michigan, Economic Development Corp.,
                                               Environmental Improvement Revenue Bonds (Mead Escambia
                                               Paper) (a):
                   NR*       P1       1,300      DATES, Series F, 3.60% due 12/01/2013                             1,300
                   NR*       P1         800      Refunding, VRDN, Series D, 3.60% due 12/01/2023                     800

                   AAA       Aaa      1,750    Detroit, Michigan, City School District, UT, 7.10% due
                                               5/01/2001 (e)(f)                                                    1,964

                   AAA       Aaa      2,000    Detroit, Michigan, Distributable State Aid, 7.20% due
                                               5/01/1999 (b)(f)                                                    2,179

                   AAA       Aaa      6,750    Detroit, Michigan, Sewage Disposal Revenue Bonds, 6.625% due
                                               7/01/2001 (c)(f)                                                    7,467

                   AAA       Aaa      2,500    Detroit, Michigan, Water Supply System, Revenue Refunding
                                               Bonds, 5% due 7/01/2023 (c)                                         2,261

                   BBB       Baa1     4,750    Dickinson County, Michigan, Economic Development Corp.,
                                               Solid Waste Disposal Revenue Refunding Bonds (Champion
                                               International), 6.55% due 3/01/2007                                 4,950

                   AAA       Aaa      2,435    Eaton Rapids, Michigan, Public Schools Building and
                                               Site, UT, 5.50% due 5/01/2020 (e)                                   2,366

                                               Grand Ledge, Michigan, Public Schools District, UT (e):
                   AAA       Aaa      8,000      6.60% due 5/01/2004 (f)                                           9,030
                   AAA       Aaa      1,000      6.45% due 5/01/2014                                               1,081
                   AAA       Aaa      2,000      Refunding, 5.375% due 5/01/2024                                   1,918

                   AAA       Aaa      7,000    Grand Rapids, Michigan, Water Supply System, Revenue
                                               Refunding Bonds, 6.50% due 1/01/2015 (c)                            7,515

                   AAA       Aaa      5,250    Grand Traverse County, Michigan, Hospital Finance Authority,
                                               Hospital Revenue Refunding Bonds (Munson Healthcare),
                                               Series A, 6.25% due 7/01/2022 (b)                                   5,470

                   AAA       Aaa      1,570    Grandville, Michigan, Public Schools District, Refunding, UT,
                                               6.60% due 5/01/2015 (c)                                             1,725

                   AAA       Aaa      2,250    Greenville, Michigan, Public Schools Building, UT,
                                               5.75% due 5/01/2019 (e)                                             2,244

                                               Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                               Facility Revenue Refunding and Improvement Bonds (Bronson
                                               Methodist) (e):
                   AAA       Aaa      1,435      5.75% due 5/15/2016                                               1,436
                   AAA       Aaa      1,000      5.875% due 5/15/2026                                              1,006
                   AAA       Aaa      1,180      Series A, 6.375% due 5/15/2017                                    1,249

                   AAA       Aaa      2,000    Kalamazoo, Michigan, Hospital Finance Authority, Hospital
                                               Facility Revenue Refunding Bonds (Borgess Medical Center),
                                               Series A, 5.25% due 6/01/2017 (c)                                   1,894

                   AAA       Aaa      2,660    Kent, Michigan, Hospital Finance Authority, Health Care
                                               Revenue Bonds (Butterworth Health Systems), Series A, 5.625%
                                               due 1/15/2026 (e)                                                   2,609

                   AAA       Aaa      2,000    Kent, Michigan, Hospital Finance Authority, Hospital Facility,
                                               Revenue Refunding Bonds (Butterworth Hospital), Series A, 7.25%
                                               due 1/15/2013 (e)                                                   2,354

                                               Lincoln Park, Michigan, School District, UT (c):
                   AAA       Aaa      3,235      7% due 5/01/2020                                                  3,690
                   AAA       Aaa      1,000      5.90% due 5/01/2026                                               1,011

                   A1        VMIG1++    500    Michigan Higher Education Student Loan Authority Revenue
                                               Bonds, VRDN, AMT, Series XII-D, 3.60% due 10/01/2015 (a)(b)           500


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                    S&P      Moody's   Face                                                                       Value
STATE              Ratings   Ratings  Amount   Issue                                                            (Note 1a)
Michigan           AAA       Aaa    $ 1,425    Michigan Municipal Bond Authority Revenue Bonds (Local
(concluded)                                    Government Loan Program--Marquette Building), Series D,
                                               6.75% due 5/01/2021 (b)                                          $  1,556

                                               Michigan Municipal Bond Authority Revenue Bonds (Local
                                               Government Loan Program), Series A (c):
                   AAA       Aaa      1,000      6% due 12/01/2013                                                 1,038
                   AAA       Aaa      2,000      6.125% due 12/01/2018                                             2,061

                   AAA       Aaa      3,000    Michigan State Building Authority, Facilities Program
                                               Revenue Bonds, Series I, 6% due 10/01/2004 (b)                      3,231

                                               Michigan State, HDA, Rental Housing, Revenue Refunding
                                               Bonds, Series A:
                   AAA       Aaa      5,000      5.875% due 10/01/2017 (b)                                         5,024
                   AAA       Aaa      5,000      6.50% due 4/01/2023 (d)                                           5,155

                   AAA       Aaa      1,360    Michigan State Hospital Finance Authority, Revenue Bonds
                                               (Saint John Hospital and Medical Center), Series A, 5.25%
                                               due 5/15/2026 (b)                                                   1,269

                                               Michigan State Hospital Finance Authority, Revenue Refunding
                                               Bonds:
                   AAA       Aaa      3,000      (Saint John Hospital), Series A, 6% due 5/15/2013 (b)             3,085
                   AAA       Aaa      1,460      (Sparrow Obligated Group), 6.50% due 11/15/2011 (e)               1,547

                                               Michigan State Strategic Fund, Limited Obligation Revenue
                                               Refunding Bonds (Detroit Edison Co. Project):
                   AAA       Aaa      3,630      Series BB, 7% due 5/01/2021 (b)                                   4,369
                   AAA       Aaa      5,000      Series CC, 6.95% due 9/01/2021 (c)                                5,470

                   NR*       P1         600    Michigan State Strategic Fund, PCR, Refunding (Consumers
                                               Power Project), VRDN, Series A, 3.55% due 4/15/2018 (a)               600

                   AAA       Aaa      6,500    Monroe County, Michigan, Economic Development Corp., Limited
                                               Obligation Revenue Refunding Bonds (Detroit Edison Co.
                                               Project), Series AA, 6.95% due 9/01/2022 (c)                        7,812

                                               Monroe County, Michigan, PCR (Detroit Edison Co. Project),
                                               AMT:
                   AAA       Aaa      2,500      Series 1, 7.65% due 9/01/2020 (c)                                 2,763
                   AAA       Aaa      4,500      Series CC, 6.55% due 6/01/2024 (e)                                4,820
                   AAA       Aaa      1,500      Series I, 7.30% due 9/01/2019 (b)                                 1,646

                   AAA       Aaa      2,500    Northview, Michigan, Public Schools District, Refunding, UT,
                                               5.80% due 5/01/2021 (e)                                             2,506

                   AAA       Aaa      2,600    Novi, Michigan, Community School District, UT, 6.125% due
                                               5/01/2013 (c)                                                       2,711

                   AAA       Aaa      1,000    Reeths-Puffer, Michigan, School District, Refunding, UT,
                                               6% due 5/01/2025 (c)                                                1,019

                   AA        Aaa      2,750    Royal Oak, Michigan, Hospital Finance Authority, Hospital
                                               Revenue Bonds (William Beaumont Hospital), Series D, 6.75%
                                               due 1/01/2001 (f)                                                   3,029

                   AAA       Aaa      2,400    Three Rivers, Michigan, Community Schools (Building and
                                               Site), UT, 6% due 5/01/2023 (e)                                     2,448

                   AAA       Aaa      1,990    Tri-County, Michigan, Area School District, Refunding, UT,
                                               5.25% due 5/01/2020 (c)                                             1,863

                   A1+       VMIG1++    800    University of Michigan, University Medical Service Plan
                                               Revenue Bonds, VRDN, Series A, 3.60% due 12/01/2027 (a)               800

                   AAA       Aaa      1,500    Waterford, Michigan, School District Revenue Bonds, UT, 6.25%
                                               due 6/01/2012 (c)                                                   1,585

                   AAA       Aaa      1,450    Wayne Charter County, Michigan, Airport Revenue Bonds
                                               (Detroit Metropolitan Airport), Sub-Lien, Series A, 6.50%
                                               due 12/01/2001 (e)(f)                                               1,606

                   AAA       Aaa      2,000    Western Michigan University, General Revenue Bonds, 6.125%
                                               due 11/15/2022 (c)                                                  2,046

                   AAA       Aaa      2,000    Western Michigan University, Revenue Refunding Bonds,
                                               Series B, 6.50% due 7/15/2021 (b)                                   2,150

                   AAA       Aaa      1,000    Ypsilanti, Michigan, School District, Refunding, 5.375%
                                               due 5/01/2026 (c)                                                     936


                   Total Investments (Cost--$141,631)--98.7%                                                     148,806
                   Other Assets Less Liabilities--1.3%                                                             1,896
                                                                                                                --------
                   Net Assets--100.0%                                                                           $150,702
                                                                                                                ========

                (a)The interest rate is subject to change periodically
                   based upon prevailing market rates. The interest
                   rate shown is the rate in effect at October 31, 1996.
                (b)AMBAC Insured.
                (c)FGIC Insured.
                (d)FSA Insured.
                (e)MBIA Insured.
                (f)Prerefunded.
                  *Not Rated.
                 ++Highest short-term rating by Moody's Investors Service, Inc.
                   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                   See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 1996
Assets:             Investments, at value (identified cost--$141,630,895) (Note 1a)                         $148,806,084
                    Cash                                                                                           5,107
                    Interest receivable                                                                        3,109,773
                    Deferred organization expenses (Note 1e)                                                       5,392
                    Prepaid expenses and other assets                                                             28,613
                                                                                                            ------------
                    Total assets                                                                             151,954,969
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                 $    936,280
                      Dividends to shareholders (Note 1f)                                       164,240
                      Investment adviser (Note 2)                                                63,621        1,164,141
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        89,327
                                                                                                            ------------
                    Total liabilities                                                                          1,253,468
                                                                                                            ------------


Net Assets:         Net assets                                                                              $150,701,501
                                                                                                            ============


Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,000 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation                               $ 50,000,000
                      preference) Common Stock, par value $.10 per share (7,379,969
                      shares issued and outstanding)                                       $    737,997
                    Paid-in capital in excess of par                                        102,717,370
                    Undistributed investment income--net                                        491,298
                    Accumulated realized capital losses on investments--net (Note 5)        (10,420,353)
                    Unrealized appreciation on investments--net                               7,175,189
                                                                                           ------------
                    Total--Equivalent to $13.65 net asset value per share of
                    Common Stock (market price--$12.375)                                                     100,701,501
                                                                                                            ------------
                    Total capital                                                                           $150,701,501
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1996
Investment          Interest and amortization of premium and discount earned                                $  8,574,373
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    752,542
                    Commission fees (Note 4)                                                    126,760
                    Professional fees                                                            73,021
                    Accounting services (Note 2)                                                 45,867
                    Printing and shareholder reports                                             45,304
                    Transfer agent fees                                                          39,112
                    Directors' fees and expenses                                                 23,146
                    Listing fees                                                                 13,715
                    Custodian fees                                                               12,877
                    Pricing fees                                                                  7,498
                    Amortization of organization expenses (Note 1e)                               3,627
                    Other                                                                        14,838
                                                                                           ------------
                    Total expenses                                                                             1,158,307
                                                                                                            ------------
                    Investment income--net                                                                     7,416,066
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,201,355)
Unrealized          Change in unrealized appreciation on investments--net                                      1,183,894
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  7,398,605
(Notes 1b, 1d & 3):                                                                                         ============

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                         1996             1995
Operations:         Investment income--net                                                 $  7,416,066     $  7,513,797
                    Realized loss on investments--net                                        (1,201,355)      (4,645,187)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          1,183,894       18,064,540
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      7,398,605       20,933,150
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (5,654,230)      (5,639,219)
(Note 1f):            Preferred Stock                                                        (1,771,460)      (1,878,150)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (7,425,690)      (7,517,369)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                     (27,085)      13,415,781
                    Beginning of year                                                       150,728,586      137,312,805
                                                                                           ------------     ------------
                    End of year*                                                           $150,701,501     $150,728,586
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    491,298     $    500,922
                                                                                           ============     ============

FINANCIAL HIGHLIGHTS
                                                                                                              For the Period
                    The following per share data and ratios have been derived                                    Apr. 30,
                    from information provided in the financial statements.                                      1993++ to
                                                                                For the Year Ended October 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:                      1996       1995        1994       1993
Per Share           Net asset value, beginning of period                      $  13.65   $  11.83    $  14.89   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.01       1.01        1.01        .47
                    Realized and unrealized gain (loss) on
                    investments--net                                                --+++++  1.82       (3.06)       .80
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.01       2.83       (2.05)      1.27
                                                                              --------   --------    --------   --------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                      (.77)      (.76)       (.84)      (.33)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.03)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends to Preferred Stock shareholders:
                        Investment income--net                                    (.24)      (.25)       (.17)      (.07)
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.13)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.24)      (.25)       (.17)      (.20)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.65   $  13.65    $  11.83   $  14.89
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 12.375   $  12.25    $  10.25   $ 15.125
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                              7.40%     27.59%     (27.71%)     3.10%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                           6.32%     23.18%     (15.25%)     7.37%+++
                                                                              ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement                                .77%       .77%        .76%       .56%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .77%       .77%        .76%       .78%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.91%      5.21%       4.98%      4.67%*
                                                                              ========   ========    ========   ========


Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $100,702   $100,729    $ 87,313   $108,647
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 50,000   $ 50,000    $ 50,000   $ 50,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          47.10%     53.85%      49.03%     15.34%
                                                                              ========   ========    ========   ========


Leverage:           Asset coverage per $1,000                                 $  3,014   $  3,015    $  2,746   $  3,173
                                                                              ========   ========    ========   ========


Dividends Per       Investment income--net                                    $    886   $    939    $    615   $    255
Share On                                                                      ========   ========    ========   ========
Preferred Stock
Outstanding:++++++

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result
		    in substantially different returns. Total investment returns exclude
	            the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on June 1, 1993.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniVest Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization ex-penses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $67,110,690 and $67,757,980, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments           $    (498,947) $   7,175,189
Financial futures contracts          (702,408)            --
                                -------------  -------------
Total                           $  (1,201,355) $   7,175,189
                                =============  =============


As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $7,175,189, of which $7,182,452 related to appreciated securities and $7,263 related to depreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $141,630,895.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 7,379,969. At October 31, 1996, total paid-in capital amounted to $103,455,367.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1996 was 3.30%.

As of October 31, 1996, there were 2,000 AMPS authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $109,408 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $8,383,000, of which $4,574,000 expires in 2002; $3,063,000 expires in 2003 and $746,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.066154 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders,
MuniVest Michigan Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniVest Michigan Insured Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period April 30, 1993 (commencement of operations) to October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniVest Michigan Insured Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996